SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 6, 2016

AARON’S, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia	30339-3194
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (678) 402-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Franchisee Loan Facility

On December 6, 2016, Aaron’s, Inc. (the “Company”) entered into the Fifth Amendment to the Loan Facility Agreement with SunTrust Bank, as servicer, and the other participants listed on the respective signature pages thereof (the “Franchisee Loan Facility Amendment”). The Franchisee Loan Facility Amendment amends the Third Amended and Restated Loan Facility Agreement and Guaranty, dated as of April 14, 2014, as amended by that certain First Amendment to Loan Facility Agreement dated as of December 9, 2014, that certain Second Amendment to Loan Facility Agreement dated as of September 11, 2015, that certain Third amendment to Loan Facility Agreement dated as of December 4, 2015 and that certain Fourth Amendment to Loan Facility Agreement dated as of June 30, 2016, (the “Franchisee Loan Facility”). Pursuant to this facility, subject to certain terms and conditions, the Company’s franchisees can borrow funds guaranteed by the Company. The Franchisee Loan Facility Amendment amends the Franchisee Loan Facility to, among other changes: (i) extend the current facility termination date by an additional 364 days from December 8, 2016 to December 7, 2017, (ii) reduce the maximum commitment available under the Franchisee Loan Facility from $175 million to $125 million, (iii) reduce the Canadian subfacility limit from $50 million to $25 million and (iv) add and modify certain other terms, covenants and conditions set forth therein. The reductions in the maximum commitment under the Franchisee Loan Facility and the Canadian subfacility limit were made at the Company’s request, primarily to reduce the amount of fees paid by the Company on the unused portion of the commitment.

The foregoing description of the Franchisee Loan Facility Amendment is qualified in its entirety by reference to the full text of such document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated herein by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Fifth Amendment to the Third Amended and Restated Loan Facility Agreement and Guaranty among Aaron’s, Inc. as sponsor, SunTrust Bank, as servicer, and each of the other lending institutions party thereto as participants, dated December 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.

	By:	/s/ Steven A. Michaels
Date: December 12, 2016		Steven A. Michaels Chief Financial Officer, President of Strategic Operations